Preliminary Proxy Materials


Filed with the Securities and Exchange Commission on  June 20, 2000

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

     Check the appropriate box:

     [X]  Preliminary Proxy Statement         Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement

     [ ]  Definitive Additional Materials     Soliciting Material Pursuant to
                                              Rule 14a-11(c) or Rule 14a-12

                           THE HIRTLE CALLAGHAN TRUST
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

     [x]  No fee required

     [ ]  Fee computed on a table below per Exchange  Act Rules  14a-6(i)(1) and
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          pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the
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     [ ]  Fee paid previously with preliminary materials.

     [ ]  Check box if any part of the fee is offset as provided by Exchange Act
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          was paid  previously.  Identify  the previous  filing by  registration
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                           THE HIRTLE CALLAGHAN TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       of
                       THE INTERNATIONAL EQUITY PORTFOLIO

                           to be held on July____, 2000


TO THE SHAREHOLDERS:

A Special Meeting of shareholders of The International Equity Portfolio ("International Portfolio") of The Hirtle Callaghan Trust ("Trust") will be held on July ____, 2000, at the Trust's principal office, located at 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA, 19428-2970 at 10:00 a.m.

At the Special Meeting of the International Portfolio, shareholders will be asked:

     (1) To approve the engagement of Capital Guardian Trust Company ("CapGuardian") to provide portfolio management services to the International Portfolio pursuant to a portfolio management agreement between the Trust and CapGuardian, which agreement provides for the calculation of CapGuardian's fee on a performance fee basis under certain circumstances.

Shareholders of the International Portfolio at the close of business on May 12, 2000, are entitled to notice of the Special Meeting and any adjournments thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy in the enclosed envelope which requires no postage if mailed in the United States.

It is important that you return your signed proxy promptly so that a quorum may be assured.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

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                           THE HIRTLE CALLAGHAN TRUST
                   100 Four Falls Corporate Center, Suite 500,
                        West Conshohocken, PA ,19428-2970


                                 PROXY STATEMENT
                                 ---------------

The enclosed form of Proxy is solicited by the Board of Trustees (the "Board") of The Hirtle Callaghan Trust ("Trust"), with respect to The International Equity Portfolio ("International Portfolio"). Proxies so solicited are intended for use at a special meeting of shareholders of the International Portfolio
("International Portfolio") or any adjournment of that meeting ("Special Meeting"), to be held on July ____, 2000, at 100 Four Falls Corporate Center,
Suite 500, West Conshohocken, PA ,19428-2970 . The purpose of the Special Meeting is to consider the approval of certain portfolio management arrangements, as set forth in the Notice of Meeting accompanying this proxy statement and more fully described below. It is anticipated that this Proxy Statement and form of proxy will first be mailed to shareholders on or about
___________.

Persons who were shareholders of record of the International Portfolio on May 12, 2000 ("Record Date") are entitled to vote at the Special Meeting. On the Record Date, the International Portfolio had outstanding ____________, shares, each share being entitled to one vote. The presence of the holders of 40% of the outstanding shares of the International Portfolio on the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to the International Portfolio. Persons and groups known by management to own beneficially 5% or more of the shares of the International Portfolio are listed in this Proxy Statement under the heading "Information about the Trust."

If the accompanying form of Proxy is executed properly and returned, shares represented by such Proxy will be voted at the Special Meeting in accordance with the instructions on the form of Proxy. If no instructions are specified, shares will be voted FOR the approval of the Proposal 1. If the votes required to approve Proposal 1 are not received, the persons named as proxies on the accompanying form of proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed form of proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke the proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated form of proxy to the Trust.

Approval of Proposal 1 requires the approval of the holders of a "majority of the outstanding voting securities" of the International Portfolio. Under the Investment Company Act of 1940 (hereinafter, "Investment Company Act" or "1940 Act"), this term means the lesser of (i) 67% of the outstanding shares of the International Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the International Portfolio's outstanding voting securities.

Copies of the Trust's most recent Annual and Semi-Annual reports to Shareholders, dated June 30, 1999 and December 31, 1999, respectively, have previously been delivered to shareholders of the Trust. Shareholders of the Trust may obtain without charge additional copies of such reports by writing to the Trust at 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA, 19428-2970 or by calling toll-free 1-800-242-9596.

SUMMARY
-------
The Trust is a diversified, open-end management investment company. The Trust was organized in 1994 by Hirtle Callaghan & Co. Inc. ("Hirtle Callaghan") to operate in a "multi-manager" or "manager of managers" format. Under this structure, day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent investment advisory firms (each, a " Specialist Manager"). Each of the equity oriented investment portfolios that comprise the Trust (including the International Portfolio) has retained two Specialist Managers to make investment decisions on its behalf. Although each of these Specialist Managers is required to adhere to the investment objective, policies and restrictions of the portfolio served, each firm is also expected to do so in the context of its particular investment management style. The Trust's Board, as part of its overall responsibility to the Trust and with the assistance of Hirtle Callaghan, monitors the performance of the respective Specialist Managers to assure that the investment styles used within a single investment portfolio are complementary.

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The  investment  objective of the  International  Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio currently invests primarily in the equity markets included in the Morgan Stanley Capital International European, Australasia and Far East Index ("MSCI EAFE Index"). This Index, which is also the Portfolio's performance benchmark, currently includes most of the nations of western Europe, Japan, the United Kingdom, Australia, Hong Kong, Singapore, the Scandinavian countries and Ireland.

Two investment advisory organizations serve the International Portfolio. Artisan Partners Limited Partnership ("Artisan Partners") has served the Portfolio since July 23, 1999, pursuant to the terms of an agreement that provides for the payment of a fee to Artisan based on a percentage of the assets allocated to Artisan Partners by the Trust, but contemplates the payment of a performance based fee under certain circumstances. FURTHER INFORMATION ABOUT ARTISAN PARTNERS APPEARS LATER IN THIS PROXY STATEMENT UNDER THE HEADING "MANAGEMENT OF THE TRUST: INFORMATION ABOUT ARTISAN PARTNERS." The second Specialist Manager for the International Portfolio is Capital Guardian Trust Company ("CapGuardian"). The engagement of CapGuardian was approved at a Special Meeting of the Board held on April 14, 2000. At that meeting, the Board, including a majority of those Trustees ("Independent Trustees") who are not "interested persons" of the Trust within the meaning of the Investment Company Act, determined to terminate the Trust's investment advisory agreement with Brinson Partners, Inc. (hereinafter, the "Prior Manager" or "Brinson"), which firm had served as a Special Manager for the International Portfolio since its inception.

CapGuardian commenced its engagement on April 28, 2000, as permitted under Rule 15a-4 of the Investment Company Act, under the terms of a portfolio management agreement ("Interim CapGuardianAgreement"). The material terms of the Interim CapGuardian Agreement, including the compensation provisions, are substantively identical to the terms of the portfolio management agreement between the Trust and the Prior Manager. The purpose of this Special Meeting of Shareholders is to approve the terms of the final portfolio management agreement ("Final
CapGuardian Agreement") between CapGuardian and the Trust. The primary difference between the terms of the Final CapGuardian Agreement and those of the Interim CapGuardian Agreement is that the Final CapGuardian Agreement calls for the payment to CapGuardian of performance based compensation ("Performance Fee Arrangement"). Under the Performance Fee Arrangement, the portfolio management fee payable by the International Portfolio may, depending on the investment performance of that portion of the portfolio's assets allocated to CapGuardian ("CapGuardian Account"), increase the investment advisory fees payable to CapGuardian by the International Portfolio. FURTHER INFORMATION ABOUT CAPGUARDIAN APPEARS LATER IN THIS PROXY STATEMENT UNDER THE HEADING "MANAGEMENT OF THE TRUST: INFORMATION ABOUT CAPGUARDIAN."

If Proposal 1 is approved, the Final CapGuardian Agreement will become effective on the day following the date on which shareholder approve such agreement and will remain in effect in accordance with its terms for two years. That Agreement will continue in effect from year to year thereafter in accordance with its terms for so long as it is approved annually by the Trust's Board of Trustees. If the Final CapGuardian Agreement is not approved by the Portfolio's shareholders on or before September ___, 2000, the Final CapGuardian Agreement will not take effect and the Interim Agreement will terminate automatically. In this event, the Trust's Board will meet to determine an alternative course of action.

A more detailed discussion of the Final CapGuardian Agreement, including the Performance Fee Arrangement contemplated by that agreement, appears below; a copy of the Final CapGuardian Agreement appears as Exhibit A to this Proxy Statement.

        THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

PROPOSAL 1: APPROVAL OF THE FINAL CAPGUARDIAN AGREEMENT
-------------------------------------------------------
After conducting an extensive search for an investment advisory organization whose style would complement the investment approach of Artisan Partners, Hirtle Callaghan recommended to the Board that CapGuardian be engaged to replace the Prior Manager. On April 14, 2000, the Board, including a majority of the Board's Independent Trustees, approved the CapGuardian engagement and the termination of the Brinson engagement, together with the terms of both the Interim CapGuardian Agreement and the Final CapGuardian Agreement, including the

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Performance  Fee  Arrangement.  During  the course of their  deliberations,  the
Trustees were advised regarding their responsibilities under Section 15(c) of the Investment Company Act and the requirements of Section 15(a) of that Act and were represented by counsel. Specifically, Section 15 of the Investment Company Act normally would prohibit any person from serving as an investment adviser to a registered investment company unless the written contract had been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act, however, permits an adviser to provide advisory services to an investment company prior to such shareholder approval pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company's board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate.

The  various  factors   considered  by  the  Board  during  the  course  of  its
deliberations are set forth below.

TERMINATION  OF  THE  BRINSON   ENGAGEMENT  AND  APPROVAL  OF  THE   CAPGUARDIAN
ENGAGEMENT. The Board's decision to replace the Prior Manager as one of the Specialist Managers of the International Portfolio was based on several factors. First, the Board had been made aware of recent changes within the Prior Manager's organization, both in terms of the investment personnel and in the structure of that organization. The Board was also informed of Hirtle Callaghan's view that these changes were affecting the Prior Manager's investment performance adversely and could also adversely affect the nature and quality of the Prior Manager's portfolio management process over the longer term. The Board also considered Hirtle Callaghan's view that, given the changing nature of the international markets, the International Portfolio would be better served by an investment management organization whose investment approach favors fundamental stock selection techniques over the top-down and value-focused investment approach traditionally favored by the Prior Manager.

In connection with its decision to engage CapGuardian, the Board reviewed with Hirtle Callaghan, Brinson's traditional focus on the asset classes, countries, industries and currencies and contrasted this top-down investment approach with the investment approach and investment selection process followed by CapGuardian. In particular, the Board considered the nature of CapGuardian's selection process, which emphasizes stock selections made by individual members of the CapGuardian investment team rather than country or regional allocation factors; the qualifications of those members of the CapGuardian investment team who would be responsible for making day-to-day investment decisions for the International Portfolio; and the composite performance track record achieved by CapGuardian under varying market conditions. The Board also considered Hirtle Callaghan's view that the investment approach of CapGuardian and Artisan Partners would likely complement one another in the context of the current market for international securities.

In the context of the International Portfolio, the CapGuardian investment approach is expected to take as a focus the industries and market sectors represented in the MSCI EAFE Index. Individual stock selections are made in a manner that is consistent with this "core" investment focus and based on fundamental analyses and other investment research undertaken by a team of individual portfolio managers. Those principles traditionally associated with "growth" or "value" investing are of only secondary importance in the CapGuardian investment process. In the context of the International Portfolio, "growth oriented" investing can be described as a focus on identifying those companies that seem well positioned for strong, sustainable growth, based on an analysis of the financial statements and other fundamental factors of individual issuers, with only a secondary regard for the value of the company relative to the market in general. An international investor may be said to be using a "value investing technique" to the extent that the value of a particular company relative to the MSCI EAFE Index is a factor in the investment selection process.

APPROVAL OF THE INTERIM CAPGUARDIAN AGREEMENT. In its deliberations with respect to the Interim CapGuardian Agreement, the Board considered the terms of the Interim CapGuardian Agreement, and the fact that all of its material terms, including the fee to be paid to CapGuardian, were substantially the same as those contained in the Brinson Agreement. Both the Interim CapGuardian Agreement and the Brinson Agreement contemplate an annual advisory fee of .40% of those assets of the International Portfolio allocated to it, with lower rates applicable for assets over $200 million. Both the Brinson Agreement and the Interim CapGuardian Agreement also provide that the portfolio manager will provide a continuous investment program for that portion of the International Portfolio's assets as may be allocated to it; select brokers and dealers through which securities transactions are executed and maintain certain records required under relevant provisions of the Investment Company Act. The agreements each also provide that the portfolio manager will not be liable to the Trust for any error of judgment or mistake of law on

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                           Preliminary Proxy Materials


the part of the portfolio manager for any loss sustained by the Trust except losses caused by willful misfeasance, reckless disregard of duty, bad faith or gross negligence on the part of the portfolio manager; termination by the Trust or by the portfolio manager upon sixty days' written notice; and termination in the event of an "assignment" as defined in the Investment Company Act.

As indicated above, the Board considered information relating to the nature and quality of the services that CapGuardian would be required to provide under the Interim CapGuardian Agreement, as well as CapGuardian's experience in providing similar services to other investment companies, and whether approval of the Interim CapGuardian Agreement would be in the best interests of the Portfolios' shareholders. The Board also considered information provided by CapGuardian in response to the Board request, relating to CapGuardian's professional staff, profitability and other factors.

Approval of the Final CapGuardian Agreement and Performance Fee Arrangement.
----------------------------------------------------------------------------
THE FOLLOWING SUMMARIZES THE BOARD'S DELIBERATIONS WITH RESPECT TO THE FINAL CAPGUARDIAN AGREEMENT AND THE PERFORMANCE FEE ARRANGEMENT CONTEMPLATED BY THAT AGREEMENT. A DESCRIPTION OF THE PERFORMANCE FEE ARRANGEMENT APPEARS BELOW UNDER THE HEADING "THE PERFORMANCE FEE ARRANGEMENT: SUMMARY." A DETAILED DESCRIPTION OF THE MANNER IN WHICH CAPGUARDIAN'S FEE WOULD BE CALCULATED UNDER THE PERFORMANCE FEE ARRANGEMENT, TOGETHER HYPOTHETICAL EXAMPLES AND PRO FORMA EXPENSE INFORMATION IS SET FORTH IN THE PROXY STATEMENT UNDER THE HEADINGS "THE PERFORMANCE FEE ARRANGEMENT: CALCULATION METHODOLOGY" AND "THE PERFORMANCE FEE
ARRANGEMENT: EXAMPLES AND PRO FORMA EXPENSE INFORMATION."

In addition to the various factors already discussed above, the Board's decision to approve the terms and conditions of the Final CapGuardian Agreement was based on a full review of that Agreement and, in particular, the Performance Fee Arrangement. The Trustees and Hirtle Callaghan believe that the "fulcrum fee" structure contemplated by the Final CapGuardian Agreement could provide an effective means to reward good relative performance for the International Portfolio, while enabling the International Portfolio to realize the benefit of lower fees when CapGuardian's performance has not reached desired levels. In particular, the Board considered representations made by Hirtle Callaghan to the effect that, at the International Portfolio's current asset levels, the fee paid by the International Portfolio to CapGuardian under the Interim CapGuardian Agreement was not viewed by CapGuardian as competitive with fees received by CapGuardian from other investment advisory clients similar to the International Portfolio. The Board also considered that, as a result of the 40 basis point performance hurdle, CapGuardian would earn a positive performance adjustment only to the extent that its activities resulted in sufficient value added to cover the scheduled Base Fee with respect to the immediately preceding 12 month period.

The Board also considered that (i) the fulcrum fee formula requires that the investment performance achieved by CapGuardian must exceed the MSCI EAFE Index by the equivalent of the Base Fee and thus that the "fulcrum point" is appropriate; (ii) the securities in which the Portfolio is designed to invest are those that comprise the MSCI EAFE Index and thus that the selection of the MSCI EAFE Index as the index against which CapGuardian's performance will be measured under the Performance Fee Arrangement is appropriate; (iii) CapGuardian's investment performance would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely advisory fee payments will be affected by short-term or "random" fluctuations in the Portfolio's performance than might be the case if a shorter measuring period were used in the incentive formula; and (iv) the recoupment feature (described below) assures the Portfolio is not disadvantaged if CapGuardian performs poorly during the first twelve months in which the Performance Fee Arrangement is in effect.

The Board also considered the fact that (i) CapGuardian is not currently required to register under the Investment Advisers Act and is thus not subject to the restrictions imposed by that Act on the receipt of incentive based compensation; (ii) under the express terms of the Final CapGuardian Agreement, the Performance Fee Arrangement would be suspended in the event that CapGuardian (or any division within CapGuardian) becomes subject to that Act; and (iii) such suspension, if it occurs, would be lifted when and if CapGuardian and the Trust obtain appropriate assurances from the SEC that the receipt by CapGuardian of performance based compensation calculated in accordance with the Performance Fee Arrangement is appropriate. If requested, there can be no assurance that such relief will be granted by the SEC. Under the Final CapGuardian Agreement, if the Performance Fee Arrangement is suspended, CapGuardian will receive an annual fee, calculated daily and payable quarterly, of .40% of the assets in the Account, until such time as such SEC assurances are obtained. Finally, in considering whether to approve the Final CapGuardian Agreement and the Performance Fee Arrangement contemplated by it,

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the Board was aware of the fact that the portfolio  management agreement between
Artisan Partners and that Trust also provides for the payment of performance based compensation, but that such fee arrangement is subject to receipt of an order exempting Artisan Partners from certain provisions of the Investment Advisers Act and is not yet in effect.

If approved by the shareholders of the International Portfolio, the Final CapGuardian Agreement will become effective on the first business day of the month following the date on which such approval is obtained. It will continue in effect for two years from its effective date. Thereafter, the Final CapGuardian Agreement shall continue in effect from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the International Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust's Independent Trustees.

THE PERFORMANCE FEE ARRANGEMENT: Summary The Performance Fee Arrangement is designed to increase CapGuardian's fee with respect to those periods in which CapGuardian achieves superior investment performance and to reduce its fee when the performance achieved in the CapGuardian Account falls below the MSCI EAFE Index, the performance benchmark of the International Portfolio. This type of fee structure is know as a "fulcrum fee." Under the Final CapGuardian Agreement, CapGuardian's fee would be adjusted to reflect its performance only after the Performance Fee Arrangement has been in effect for 12 months following the date on which the Performance Fee Arrangement becomes effective.

The Performance Fee Arrangement would entitle CapGuardian to receive a base fee calculated at the annual rate of .40% (or 40 basis points) of the average net assets of that portion of the CapGuardian Account. CapGuardian's fee would be increased in the event that the net value added by CapGuardian during the preceding twelve month period exceeds the total return of the MSCI EAFE Index by at least .40% (or 40 basis points). This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account, after taking into account the cost -- before any performance adjustment is made -- of CapGuardian's portfolio management services. The maximum fee that would be payable to CapGuardian with respect to any 12 month period is .60% (or 60 basis points). In the event that the performance of the CapGuardian Account is below the performance of the MSCI EAFE, CapGuardian's .40% (or 40 basis point) base fee would be decreased for the relevant twelve month period, with the proviso that the minimum annual fee payable to CapGuardian under the Performance Fee Arrangement would be 20 basis points. The amount of each performance adjustment (whether the adjustment would result in an increase or a decrease in CapGuardian's fee for the period) would be 12.5% of the difference between the performance of the CapGuardian Account and the MSCI EAFE Index plus
 .40%. Shareholders should be aware that the Performance Fee Arrangement could increase or decrease the the rate at which CapGuardian will be compensated for its services. Moreover, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index.

THE PERFORMANCE FEE: COMPUTATION METHODOLOGY. Under the Performance Fee Arrangement, CapGuardian's fee would be adjusted to reflect the performance of the Account only after the Performance Fee Arrangement has been in effect for 12 months ("Initial Period") following the date ("Effective Date") on which the Performance Fee Arrangement becomes effective.

INITIAL PERIOD. During each of the first three quarters following the date on which the Performance Fee Arrangement becomes effective, CapGuardian would receive a Base Fee of .10% of the average net assets of the CapGuardian Account during the quarter. For the fourth quarter of the Initial Period, CapGuardian would receive a Base Fee of .10% of the average net assets of the CapGuardian Account during the quarter plus or minus a Performance Component multiplied by the average net assets of the CapGuardian Account during the preceding four quarters ("Initial Period"). The Performance Component will be calculated by (a) computing the difference between (i) the total return of the CapGuardian Account without regard to expenses incurred in the operation of the CapGuardian Account ("Gross Total Return") during the Initial Period; and (ii) the return of the MSCI EAFE Index (net of dividends to U.S. investors) ("Index Return") during the Initial Period plus .40% (or 40 basis points); and (b) multiplying the resulting factor by 12.5% (or 12.5 basis points). Expressed in mathematical terms, the fee payable to CapGuardian after taking into account the described performance adjustment ("Performance Adjusted Fee") each quarter would be as follows:

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                         CAPGUARDIAN'S QUARTERLY FEE =
     BASE FEE + [(GROSS TOTAL RETURN) - (INDEX RETURN + .40 OF 1%)] X 12.5%

     SUBSEQUENT QUARTERLY PERIODS. For each quarter following the fourth quarter of the Initial Period, CapGuardian would receive a quarterly fee of .10% (10 basis points) plus or minus 12.5% of the Performance Component multiplied by the average net assets of the CapGuardian Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the CapGuardian Account, the Index Return and the average net assets of the CapGuardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

     MAXIMUM PERFORMANCE ADJUSTED FEE. Under the Performance Fee Arrangement, the maximum Performance Adjusted Fee is limited such that the annual advisory fee received by CapGuardian will not exceed .60% of the average net assets (or 60 basis points) of the CapGuardian Account. Due to the .40% performance hurdle, this maximum fee level would be attained only to the extent that the CapGuardian Account outperforms the MSCI EAFE Index by a factor of at least 200 basis points. The maximum payment to CapGuardian for any quarter (other than the fourth quarter of the Initial Period) will be limited to not more than .15% of the average net assets of the CapGuardian Account (or 15 basis points).

     MINIMUM CONTRACTUAL FEE. The minimum Performance Adjusted Fee payable to CapGuardian under this Performance Fee Arrangement is .20% of the average net assets of the Cap Guardian Account. This minimum fee would obtain, however, only in the event that the Cap Guardian Account underperforms the EAFE Index by a factor of at least 120 basis points. The minimum payment to CapGuardian for any quarter (other than the fourth quarter of the Initial Period) will be .05% of the average net assets of the CapGuardian Account (or 5 basis points).

     RECOUPMENT FEATURE. The Performance Fee Arrangement provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to CapGuardian made with respect to the Initial Period exceed the Performance Adjusted Fee to which CapGuardian would be entitled with respect to the Initial Period, advisory fees payable to CapGuardian with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by CapGuardian with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the CapGuardian Account. CapGuardian could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Cap Guardian Account during such period.

     THE PERFORMANCE FEE ARRANGEMENT: Examples and Pro Forma Expense Information. As indicated above, the advisory fee payable to CapGuardian at the end of each of the first three fiscal quarters of the Initial Period would be the Base Fee for each period; these quarterly payment would not reflect any performance adjustment. At the end of the fourth fiscal quarter following the Effective Date, however, CapGuardian would be entitled to receive a Performance Adjusted Fee based on the performance of the CapGuardian Account during the full twelve months of the Initial Period. Hypothetical examples of how the Performance Adjusted Fee would be calculated at the end of the Initial Period are set forth in the tables below.

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     HYPOTHETICAL  PERFORMANCE  ADJUSTMENT,   ASSUMING  A  POSITIVE  PERFORMANCE
ADJUSTMENT. Table 1A below shows the manner in which the value added by CapGuardian would be determined for purposes of calculating the advisory fee payable to CapGuardian at the end of the Initial Period, under circumstances that would result in a net increase in advisory fees payable to CapGuardian:

Base Fee + [(Gross Total Return) - (Index Return + .40 of 1%)] x 12.5%

     TABLE 1A
     --------
          Gross Total Return of  CapGuardian Account
            for the Initial Period                                        11.00%

          Index Return for the Initial Period                             10.00%
            plus performance hurdle of 40 basis points                      .40%
                                                                          ------
                                                                          10.40%
          Value Added by CapGuardian with respect
            to the Initial Period                                           .60%

Assuming the facts shown in the hypothetical example above, CapGuardian would have received a quarterly base fee of .10% of the average net assets of the CapGuardian Account (10 basis points) for each of the first three quarters of the Initial Period. For the fourth quarter, CapGuardian would be entitled to receive a Base Fee of .10% of the average net assets of the CapGuardian Account (10 basis points) plus 12.5% of value added by CapGuardian during the Initial Period (12.5% x 60 basis points = .075 % or 7.5 basis points). Thus, the payment to CapGuardian at the end of the fourth quarter would be the Base Fee of .10% of the average net assets of the CapGuardian Account plus a performance adjustment of .075% of such assets, for a total payment of .175% of the average net assets of the CapGuardian Account (17.5 basis points). The total Performance Adjusted Fee paid to CapGuardian for the Initial Period would be .475% of the average net assets of the CapGuardian Account for the Initial Period.

PRO FORMA EXPENSE IMPACT. Table 1B below shows the amount of the advisory fee that would have been paid to CapGuardian had the CapGuardian Account outperformed the MSCI EAFE Index to the extent shown in the hypothetical example set forth in Table 1A during the fiscal year ended June 30, 1999. Also shown is the fee that would have been payable under the fee arrangement currently in effect, as well as the pro forma expense ratio of the International Portfolio as a whole in both cases. Note that such pro forma calculations assume that one-half of the International Portfolio's assets were subject to the Performance Fee Arrangement. Note also that the table does not take into account the effect that the payment of performance-based compensation to Artisan Partners, the International Portfolio's other Specialist Manager.

     TABLE 1B
     --------

Average net assets subject to performance arrangement* $128,088,500.

Performance Adjusted Fee to                 CapGuardian Fee of .40% of  average
  CapGuardian**                               net assets
     $608,420                                     $512,354

Resulting Pro forma Expense                 Resulting Pro forma Expense Ratio
  Ratio for the Total Portfolio***            for the Total Portfolio***
     .775%                                       .70%

----------------------------
* The net assets of the International Portfolio as of June 30, 1999 were $256,177,000
** Effective annual rate of .475% of subject assets, calculated as shown in Table 1A.
*** Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

HYPOTHETICAL PERFORMANCE ADJUSTMENT, ASSUMING A NEGATIVE PERFORMANCE ADJUSTMENT. The following table shows the manner in which the value added by CapGuardian would be determined for purposes of calculating the advisory fee payable to CapGuardian at the end of the Initial Period under circumstances that would result in a net decrease in

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advisory fees payable to CapGuardian.  In this example,  the hypothetical  Gross
Total Return of the CapGuardian Account is the same as is shown in Table 1A, but the MSCI EAFE Index Return for the period is higher than in the prior example.

     TABLE 2A
     --------
          Gross Total Return of  CapGuardian Account
            for the Initial Period                                        11.00%

          Index Return                                                    11.00%
               plus performance hurdle of 40 basis points                   .40%
                                                                          ------
                                                                          11.40%

          Total Return Added by CapGuardian with respect
            to the Initial Period                                          -.40%

Assuming the facts shown in the hypothetical above, CapGuardian would have received a quarterly payment under the Base Fee of .10 % (10 basis points) of the average net assets of the CapGuardian Account for each of the first three quarters of the Initial Period. For the fourth quarter, CapGuardian would be entitled to receive a Performance Adjusted Fee equal to .10 % of the average net assets of the CapGuardian Account LESS 12.5% of the shortfall in the CapGuardian Account during the prior 12 month period -- in this case, 12.5% x -40 basis points = -.05% (or -5 basis points). Thus, factoring in this downward adjustment, CapGuardian would be entitled to receive .05% (or 5 basis points) at the end of the fourth quarter. This is so because, under the applicable formula, the Base Fee installment of .10% of the average nets assets of the CapGuardian Account would be REDUCED BY 5 basis points. Thus, CapGuardian's Performance Adjusted Fee for the entire Initial Period would be .35 % of the assets of the CapGuardian Account (or 35 basis points).

PRO FORMA EXPENSE IMPACT. Table 2B below shows the amount of the advisory fee that would have been paid to CapGuardian had the CapGuardian Account underperformed the MSCI EAFE Index to the extent shown in the hypothetical example set forth in Table 2A during the fiscal year ended June 30, 1999. Also shown is the fee that would have been payable under the fee arrangement currently in effect, as well as the pro forma expense ratio of the International Portfolio as a whole in both cases. Note that such pro forma calculations assume that one-half of the Portfolio's assets as of June 30, 1999, were subject to the Performance Fee Arrangement. Note also that the table does not take into account the effect that the payment of performance-based compensation to Artisan Partners, the International Portfolio's other Specialist Manager.

     TABLE 2B
     --------

Average net assets subject to performance arrangement* $128,088,500.

Performance Adjusted Fee to                 CapGuardian Fee of .40% of  average
  CapGuardian**                               net assets
     $448,309                                           $512,354

                                            Resulting Pro forma Expense Ratio
Resulting Pro forma Expense                   for the Total Portfolio***
Ratio for the Total Portfolio***
     .65%                                       .70%

----------------------------
* The net assets of the International Portfolio as of June 30, 1999 were $ 256,177,000
** Effective annual rate of .35 % of subject assets, calculated as shown in Table 2A.
*** Figure shown includes all expenses, other than extraordinary expenses and brokerage commissions.

COMPARATIVE ANNUAL OPERATING EXPENSES. The table and example shown below are designed to assist investors in understanding the various costs and expenses of investment in shares of the International Portfolio in the event that the Performance Fee Arrangement is implemented. The table and accompanying example are designed to correspond with the tables that appear on page 2 of the prospectus for The Hirtle Callaghan Trust. Neither should be

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considered a  representation  of past or future  expenses of performance  Actual expenses may vary from year to year and may be higher or lower than those shown in the illustrations below.

TABLE OF ANNUAL OPERATING EXPENSES. The following table provides data concerning the Portfolio's management fees and expenses as a percentage of average net assets for the fiscal year ended June 30, 1999. Figures shown reflect expenses under the Portfolio's existing advisory arrangements and expenses that would be incurred if the Performance Fee Arrangement had been in effect during that period, and assuming that the International Portfolio outperformed the MSCI EAFE Index by a factor of 1.0% (or 100 basis points) as show in Table 1B. Figures shown reflect expenses incurred during the fiscal year ended June 30, 1999

                     Under Proposed CapGuardian            Under Performance Fee
                              Agreement                         Arrangement
                        (w/o performance fee)               (w/performance fee)
                        ---------------------               -------------------
Management Fees                 .45%                               .525%
Other Expenses                  .25%                                .25%
Total Annual Portfolio
Operating Expenses              .70%                               .775%

EXAMPLE: The following illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                     Under Proposed CapGuardian            Under Performance Fee
                              Agreement                         Arrangement
                        (w/o performance fee)               (w/performance fee)
                        ---------------------               -------------------
1  year                        $ 72                                  $  79
3  years                       $224                                  $ 248
5  years                       $390                                  $ 431
10 years                       $871                                  $ 960

The  preceding   example  assumes  that  all  dividends  and  distributions  are reinvested and that the percentage totals shown in the "Annual Operating Expenses" table above remain the same in the years shown.

                             MANAGEMENT OF THE TRUST
                             -----------------------

INFORMATION ABOUT HIRTLE CALLAGHAN. Pursuant to a written agreement ("Hirtle Callaghan Agreement") Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several portfolio managers retained by the Trust. The Hirtle Callaghan Agreement provides that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust's principal office. For its services under the Hirtle Callaghan Agreement, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio's average net assets. For the fiscal year ended June 30, 1999, Hirtle Callaghan received advisory fees from the International Portfolio in the amount of $912,160.

Hirtle Callaghan's principal offices are located at 100 Four Falls Corporate Center, Suite 500, West Conshohocken, PA, 19428-2970 . Hirtle Callaghan was organized in 1988. An investment adviser registered under the Investment Advisers Act, Hirtle Callaghan had, as of March 31, 2000, approximately $3.8 billion in assets under management. Hirtle Callaghan is controlled by Jonathan Hirtle and Donald E. Callaghan, each of whom also serves on the Trust's Board. Mr. Callaghan also serves as President of the Trust. Robert J. Zion, a principal of Hirtle Callaghan, serves as Treasurer and Vice President of the Trust. The Hirtle Callaghan Agreement was approved by the Trust's initial shareholder on July 21, 1995, and was last approved by the Trust's Board (including a majority of the Trust's Independent Trustees) at a meeting of the Board held on February 29, 2000.

INFORMATION ABOUT CAPGUARDIAN. CapGuardian commenced serving as a Specialist Manager for the International Equity Portfolio on April 28, 2000. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and is organized as a corporation under California law. It is an

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indirect, wholly-owned subsidiary of The Capital Group Companies, Inc. ("Capital
Group") and Capital Group maintains offices throughout the world. As of December 31, 1999, CapGuardian and its affiliated companies managed total assets of in excess of $123 billion, including approximately $4.4 billion in assets of registered investment companies. CapGuardian is responsible for providing portfolio management services to each of the investment company portfolios listed in the table below.

Name of Fund                Investment Objective        Assets as of          CapGuardian Advisory Fee
------------                --------------------        ------------          ------------------------
                              [to be supplied]            3/31/00
                              ----------------            -------

The Diversified Investors                               $676,189,574          First $ 25 million 0.750%
Funds Group                                                                   Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

Fremont International                                   $ 83,764,868          First $ 25 million 0.750%
Growth Fund                                                                   Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

Republic International                                  $393,971,119          First $ 25 million 0.700%
Growth Equity Fund                                                            Next $25 million 0.550%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

SEI Institutional                                       $791,597,139          First $ 25 million 0.750%
International Trust -IEP                                                      Next $25 million 0.600%
                                                                              Next $200 million 0.425%
SEI Institutional                                       $285,774,477          Over $250 million 0.375%
International Trust -IEF

American General                                        $ 12,316,573          First $ 25 million 0.750%
International Value Fund -                                                    Next $25 million 0.600%
AG3                                                                           Next $200 million 0.425%
                                                                              Over $250 million 0.375%

American General                                        $ 14,997,700          First $ 25 million 0.750%
International Value Fund -                                                    Next $25 million 0.600%
AG2                                                                           Next $200 million 0.425%
                                                                              Over $250 million 0.375%

New Covenant Growth Fund                                $ 98,078,034          First $ 25 million 0.750%
                                                                              Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

ICMA Retirement Trust -                                 $112,287,019          First $ 25 million 0.750%
International Equity                                                          Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

WM Trust International                                  $213,952,281          First $ 25 million 0.750%
Growth Fund                                                                   Next $25 million 0.600%
                                                                              Next $200 million 0.425%
WM  Variable Trust                                      $ 75,100,918          Over $250 million 0.375%
International Growth Fund
Equitable - Non-U.S. Equity                             $ 91,347,739          First $ 150 million 0.650%
                                                                              Next $150 million 0.550%
                                                                              Next $200 million 0.450%
                                                                              Over $250 million 0.400%

ING-Managed Global Fund                                  203,279,953          First $ 150 million 0.650%
                                                                              Next $150 million  0.550%
                                                                              Next $ 200 million 0.450%
                                                                              Over $250 million  0.400%

Pacific Select Non-U.S.                                   53,785,551          First $ 150 million 0.650%
                                                                              Next $150 million  0.550%
                                                                              Next $ 200 million 0.450%
                                                                              Over $250 million  0.400%

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Under the Interim  CapGuardian  Agreement,  CapGuardian is  compensated  for its services at the annual rate of .40% of the average net assets of the Account's average net assets of $200 million or less; .35% of average net assets of assets over $200 million up to $300 million; and .30% on assets over $300 million, payable quarterly. Under the Final CapGuardian Agreement, CapGuardian will be compensated for its services to the International Portfolio based on the performance that CapGuardian is able to achieve in the CapGuardian Account. Detailed information about the performance fee arrangement, including the manner in which the fee is computed, appears above.

Day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian is the responsibility of the following individuals:

o David I. Fisher, Chairman of the Board of CapGuardian and s an officer and/or director of several affiliated companies. Mr. Fisher joined the Capital Group in 1969. Mr. Fisher is a graduate of the University of California at Berkeley, holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts and a founding member of the International Society of Security Analysts.
o Hartmut Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary and serves as an officer and/or director of several companies in the Capital Group. Mr. Giesecke has been with the Capital Group since 1972, focusing on international and emerging markets. Mr. Giesecke was a Research Fellow with the Geneva Graduate Institute of International Studies and German Research Association and holds a Master of Economics degree from Freiburg University, Germany, and an MBA from Columbia University.
o Richard N. Havas is a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal offices, and serves as an officer and/or director of several companies in the Capital Group. Mr. Havas joined the Capital Group in 1986 as a financial analyst. He holds a BA from the University of Toronto and an MBA from INSEAD in Fontainebleau, France.
o Nancy J. Kyle is a portfolio manager ins CapGuardian's New York office. Ms. Kyle is a Senior Vice President, Director and member of the Executive Committee of CapGuardian, and serves as an officer and/or director of several companies in the Capital Group. Before joining CapGuardian in 1991, Ms. Kyle was a Managing Director at J.P. Morgan Investment Management Inc., where she was head the international equities business in the U.S. Ms. Kyle earned a BA in political science from Connecticut College and did graduate work in international political science in the London School of Economics.
o Robert Ronus is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Ronus is president and a director of Cap Guardian and serves as an officer and/or director of several companies in the Capital Group. Mr. Ronus, a portfolio manager responsible for both global and non-U.S. portfolios, joined the Capital Group in 1972. He holds a BA and an MA from Oxford University.
o Lionel M. Sauvage is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Sauvage is senior vice president and portfolio manager of CapGuardian and a vice president of Capital International Research, Inc. Mr. Sauvage joined the Capital Group in 1987 as an investment analyst and has covered European food, beverage and airline industries, as well a U.S. aerospace companies. He holds an MBA from INSEAD in Fontainebleau, France and electronic engineering degree from ENSEM in Nancy, France.
o Nilly Sikorsky is a portfolio manager based in Cap Guardian's Geneva office. Ms. Sikorsky serves as President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. and as an officer and/or director of several companies in the Capital Group. Ms. Sikorsky, who joined the Capital Group of Companies in 1962 as a statistician, was managing editor of the Morgan Stanley Capital International Perspective for 20 years. Ms. Sikorsky is a graduate in sociology of the University of Geneva and also attended the University of Geneva Graduate School of International Studies. She is a member of the Swiss Association of Financial Analysts.
o Rudolf M. Staehelin a portfolio manager in Cap Guardian's Geneva office. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A. He joined the Capital Group Companies in 1961 as a financial analyst with international research responsibilities in banking and pharmaceuticals. Mr. Staehelin holds an MBA from Stanford University Graduate School of Business, as well as a doctorate and master's degree in law from the UniversitatBasel in Switzerland. Mr. Staehelin is a member of the Swiss Association of Financial Analysts, the German Society for Securities Analysts, the International Society of Financial Analysts and the New York Society of Security Analysts.

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                           Preliminary Proxy Materials


CapGuardian is responsible for the management of the international assets of numerous institutional and other accounts. The following table sets forth certain information regarding portfolios in registered investment companies for which CapGuardian provides investment advisory services. The investment objective of each of these fund is:

Name of Fund                Investment Objective        Assets as of          CapGuardian Advisory Fee
------------                --------------------        ------------          ------------------------
                                                          3/31/00
                                                          -------
The Diversified Investors                               $676,189,574          First $ 25 million 0.750%
Funds Group                                                                   Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

Fremont International                                   $ 83,764,868          First $ 25 million 0.750%
Growth Fund                                                                   Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

Republic International                                  $393,971,119          First $ 25 million 0.700%
Growth Equity Fund                                                            Next $25 million 0.550%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

SEI Institutional                                       $791,597,139          First $ 25 million 0.750%
International Trust -IEP                                                      Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

SEI Institutional                                        285,774,477          First $ 25 million 0.750%
International Trust -IEF                                                      Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

American General                                          12,316,573          First $ 25 million 0.750%
International Value Fund -                                                    Next $25 million 0.600%
AG3                                                                           Next $200 million 0.425%
                                                                              Over $250 million 0.375%

American General                                          14,997,700          First $ 25 million 0.750%
International Value Fund -                                                    Next $25 million 0.600%
AG2                                                                           Next $200 million 0.425%
                                                                              Over $250 million 0.375%

New Covenant Growth Fund                                  98,078,034          First $ 25 million 0.750%
                                                                              Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

ICMA Retirement Trust -                                  112,287,019          First $ 25 million 0.750%
International Equity                                                          Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

WM Trust International                                   213,952,281          First $ 25 million 0.750%
Growth Fund                                                                   Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

WM  Variable Trust                                        75,100,918          First $ 25 million 0.750%
International Growth Fund                                                     Next $25 million 0.600%
                                                                              Next $200 million 0.425%
                                                                              Over $250 million 0.375%

Equitable - Non-U.S. Equity                               91,347,739          First $ 150 million 0.650%
                                                                              Next $150 million  0.550%
                                                                              Next $ 200 million 0.450%
                                                                              Over $250 million  0.400%

ING-Managed Global Fund                                  203,279,953          First $ 150 million 0.650%
                                                                              Next $150 million  0.550%
                                                                              Next $ 200 million 0.450%
                                                                              Over $250 million  0.400%

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Pacific Select Non-U.S.                                   53,785,551          First $ 150 million 0.650%
                                                                              Next $150 million  0.550 %
                                                                              Next $ 200 million 0.450%
                                                                              Over $250 million  0.400 %

INFORMATION ABOUT ARTISAN PARTNERS. Artisan Partners is located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also maintains offices at 100 Pine Street, Suite 2950, San Francisco, California and Five Concourse Parkway, Suite 2120, Atlanta, Georgia. As of December 31, 1999, Artisan Partners managed total assets in excess of $ 6.5 billion. The principal executive officer of Artisan Partners is Andrew A. Ziegler, whose principal occupation is the management of Artisan Partners and Artisan Partners' sole general partner, Artisan Partners Investment Corporation. Mr. Ziegler and Carlene Murphy Ziegler control Artisan Partners Investment Corporation, which is organized as a Wisconsin corporation.

A team of investment professionals, lead by Mark L. Yockey, who is a partner of the firm, is responsible for making day-to-day investment decisions for that portion of the International Portfolio allocated to Artisan Partners. Mr. Yockey has been with Artisan Partners since 1995 and currently serves as a vice president of Artisan Funds, Inc., an open-end, series management investment company registered under the Investment Company Act. Before joining Artisan Partners, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

For its services to the Portfolio,  Artisan  Partners  receives an annual fee of
 .40% of the average daily net asset value of that portion of the Portfolio's assets managed by it. The Trust has conditionally approved an amendment ("Artisan Fulcrum Fee Amendment") to the portfolio management agreement relating to Artisan Partners' services to the Portfolio. Under the Artisan Fulcrum Fee Amendment, Artisan Partners would be compensated based, in part, on the investment results achieved by it. Implementation of the Artisan Fulcrum Fee Amendment, however, is subject to receipt of certain assurances from the staff of the SEC that such implementation will not be viewed by the SEC staff as inconsistent with the requirements of the Investment Advisers Act. There can be no assurance that such relief will be granted by the SEC. If the Artisan Fulcrum Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan Partners, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. The Portfolio Management Agreement between the Trust and Artisan Partners, as well as the Artisan Fulcrum Fee Amendment referred to above was last approved by the Board (including the Independent
Trustees) at a meeting of the Board held on June 9, 1999, and by the shareholders of the International Portfolio on July 23, 1999. During the period ended December 31, 1999, Artisan Partners received from the International Portfolio investment advisory fees of $_______.

ADMINISTRATION, DISTRIBUTION AND RELATED SERVICES. BISYS Fund Services, Inc. and certain of its affiliated companies ("BISYS") currently provide administration, transfer agency, distribution and accounting services to the Trust pursuant to the terms of separate agreements between BISYS and the Trust. For the administration, transfer agency and fund accounting services it provides to the Trust, BISYS receives an omnibus fee, which fee is computed daily, paid monthly and inclusive of all out-of-pocket expense, at an annual rate of .115% of the aggregate average net assets of the Value Equity, Small Capitalization Equity and International Equity Portfolios and of any additional portfolios that invest primarily in equity securities that may be created by the Trust in the future and .095% of the aggregate average net assets of the Limited Duration Municipal Bond, Fixed Income and Intermediate Term Municipal Bond Portfolios. BISYS is located at 3434 Stelzer Road, Columbus, Ohio 43219-3035.

                                  OTHER MATTERS

As a Delaware business trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if

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the Trust holds an annual meeting,  ratification of the Board's selection of the
Trust's independent public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the International Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust's portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

  NAME AND ADDRESS OF RECORD HOLDERS                  INTERNATIONAL PORTFOLIO

  Bankers Trust Company                                               ______%
  1 Bankers Trust Plaza                                    (__________SHARES)
  New York, N.Y.  10006

  PNC Bank, N.A. --                                                   ______%
  P.O. Box 7780-1888                                      (__________ SHARES)
  Philadelphia, PA  19182

A properly executed and returned form of Proxy marked with an abstention will be considered present at the Special Meeting for the purpose of determining the existence of a quorum. If any form of proxy received by the Trust that withholds authority to vote represents a "broker non-vote," shares represented by such form of proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting and will not be deemed "votes cast" with respect to any matter with respect to which authority to vote is withheld. As used in this Proxy Statement, "broker non-vote" means a form of proxy, executed by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power. Abstentions and broker non-votes will thus not constitute a vote "for" or "against" any matter, but will have the same effect as a negative vote with respect to matters which require the approval of a requisite percentage of the outstanding shares of the relevant Portfolio.

By Order of the Board of Trustees

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                                                                       EXHIBIT A

                         PORTFOLIO MANAGEMENT AGREEMENT

AGREEMENT made this ____day of _____ 2000 between Capital Guardian Trust Company ("Portfolio Manager"), a California corporation and THE HIRTLE CALLAGHAN TRUST, a Delaware business trust ("Trust").

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended ("Investment Company Act") which currently offers five series of beneficial interests ("shares") representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The International Equity Portfolio of the Trust ("Portfolio") and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1.   Appointment of Portfolio Manager.
     --------------------------------
The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust, applicable provisions of the Investment Company Act and the rules and regulations promulgated under that Act and other applicable federal securities laws.

2.   Duties of Portfolio Manager.
     ---------------------------
(a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio ("Account") that may, from time to time be allocated to it by the Trust's Board of Trustees, in writing, by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio.

(b) Subject to the general supervision of the Trust's Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

     (i) promptly advise the Portfolio's designated custodian bank and administrator or accounting agent of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of

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the  effecting  broker or dealer  and/or  such  other  information,  and in such manner, as may from time to time be reasonably requested by the Trust;

     (ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust's request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

     (iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents to assist the Trust or its designated agent in (a) the daily computation of the Portfolio's net asset value and net income; (b) the preparation of proxy statements or amendments to the Trust's registration statement; and (c) the monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

     (iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3.   Portfolio Transaction and Brokerage.
     ------------------------------------
In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust's Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an "affiliated person" of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust's other Portfolios, without prior written approval of the Trust. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

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4.   Expenses and Compensation.
     -------------------------
Portfolio Manager shall pay all of its expenses incurred in the performance of its duties under this Agreement and shall not be required to pay any other expenses of the Trust. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee in accordance with Schedule A hereto.

5.   Limitation of Liability and Indemnification.
     --------------------------------------------
(a) Neither the Portfolio Manager nor any person that is an "affiliated person" of the Portfolio Manager or any of its affiliated companies (collectively, "Associated Persons") shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager or any such Associated Person in the performance of its duties or from reckless disregard by any such Portfolio Manager or Associated Person of its duties under this Agreement. In no event shall the Portfolio Manager or its Associated Persons have any liability arising from the conduct of any other portfolio manager with respect to the portion of the Portfolio's assets not allocated to the Portfolio Manager.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon written information provided by Portfolio Manager to the Trust (including, without limitation, information contained in Portfolio Manager's then current Form ADV) concerning the Portfolio Manager and its Associated Persons in accordance with Section 9 of the Agreement or otherwise in preparing the Trust's registration statement and amendments thereto and certain periodic reports relating to the Trust and its Portfolios that are required to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission ("SEC Filing"), provided that a copy of any such filing is provided to Portfolio Manager at least 10 days prior to the date on which it will become effective, in the case of a registration statement or, in the case of proxy statements and/or shareholders report, at least 10 days prior to the date on which such document is first distributed shareholders for the purpose of obtaining Portfolio Manager's consent pursuant to Section (v).

Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees and officers from any claims, liabilities and expenses (including reasonable attorneys' fees), incurred: (i) as a result of any untrue statement, or alleged untrue statement, of a material fact made by Portfolio Manager in such written information; and/or (ii) as a result of the omission, or the alleged omission, in such written information of any material fact necessary in order to make the statements made, in the light of the circumstances under which they are made, not misleading ("Material Omission"), provided that the Trust has relied upon such statement or Material Omission in preparing any SEC Filing. Portfolio Manager shall not be required to indemnify any person under this
Section 5 to the extent that Portfolio Manager relied upon an untrue statement or Material Omission made by an officer or Trustee of the Trust or where such untrue statement or Material Omission was made in reliance upon information furnished to the Portfolio Manager in writing by such officer or Trustee, or by the Trust's custodian bank, administrator or accounting agent.

(c) The Trust agrees to indemnify and hold harmless the Portfolio Manager and its Associated Persons from any claims, liabilities and expenses, including reasonable attorneys' fees, incurred as a result of any untrue statement of a material fact which relates to information in any SEC filing, or any omission to state in such written information a material fact necessary to make such statements not misleading ("material omission"), contained in any information in such SEC filings not supplied orally, by electronic transmission or in writing to Trust or its administrator, transfer agent, custodian, distributor or to Hirtle Callaghan & Co., Inc., the Trust's investment manager, by the Portfolio Manager.

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6.   Permissible Interest.
     --------------------
Subject to and in accordance with the Trust's Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees , officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7.   Duration, Termination and Amendments.
     -------------------------------------
(a) This Agreement shall become effective as of the date on which it shall be approved by the shareholders of the Portfolio in the manner contemplated by
Section 15(a) of the 1940 Act and shall continue in effect until for a period of two years from that date. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio's outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees ("Independent Trustees ") who are not "interested persons" of the Trust or any investment adviser to the Trust.

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust's or the Portfolio's outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms "majority of the outstanding voting securities, "assignment" and "interested person" shall have the meanings set forth in the Investment Company Act.

8.   Confidentiality; Use of Name.
     ----------------------------
(a) Portfolio Manager acknowledges and agrees that during the course of its responsibilities hereunder, it may have access to certain information that is proprietary to the Trust or to one or more of the Trust's agents or service providers. Portfolio Manager agrees that Portfolio Manager, its officers and its employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of Portfolio Manager's responsibilities hereunder. In addition, Portfolio Manager shall use its best efforts to ensure that any agent or affiliate of Portfolio Manager who may gain access to such proprietary materials shall be made aware of the proprietary nature of such materials and shall likewise treat such materials as confidential.

(b) It is acknowledged and agreed that the names "Hirtle Callaghan," "Hirtle Callaghan Chief Investment Officers" (which is a registered trademark of Hirtle, Callaghan & Co., Inc. ("HCCI")), and derivatives of either, as well as any logo that is now or shall later become associated with either name ("Marks") are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust.

(c) It is acknowledged and agreed that the name "Capital Guardian Trust Company," the names of the Portfolio Manager's affiliates within The Capital Croup Companies, Inc., and any derivative or logo or trade or service mark (including but not limited to the American Funds Group of mutual funds), are the valuable property of the Portfolio Manager. The Trust shall have the right to use such names(s), derivatives, logos, trade or service marks only with the prior written approval of the Portfolio Manager, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives,

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logos,  trade or service  marks.  The Trust  agrees that it will review with the
Portfolio Manager any advertisement, sales literature, or notice prior to its use that makes reference to the Portfolio Manager so that the Portfolio Manager may review the context in which it is referred to, it being agreed that the Portfolio Manager shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws and regulations. If the Trust makes any unauthorized use of the Portfolio Manager's name(s) derivatives, logos, trade or service marks, the parties acknowledge that the Portfolio Manage4 shall suffer irreparable harm for which monetary damages are inadequate and thus, the Portfolio Manager shall be entitled to injunctive relief.

(d) The provisions of this Section 8 shall survive termination of this Agreement.

9.   Representation, Warranties and Agreements of Portfolio Manager.
     --------------------------------------------------------------
Portfolio Manager represents and warrants that:

(a) It is a "bank" as defined under the Investment Advisers Act of 1940 ("Investment Advisers Act"), and thereby exempt from registration under the Investment Advisers Act and that it will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act or any actions that Portfolio Manager has determined to take in connection with changes in its status as an entity that is exempt from registration under the Investment Advisers Act.

(b) It will take such actions as may be necessary, and shall provide such information that is reasonably requested by the Trust in connection with the Trust's obligations under Rule 17j-1 under the 1940 Act. In particular, Portfolio Manager represents that it is subject to a written code of ethics ("Portfolio Manager's Code") complying with the requirements of Rule 17j-1 under the 1940 Act. Upon the written request of the Trust, Portfolio Manager shall permit the Trust, or it designated agents, to examine the reports required to be made by Portfolio Manager under such rule and acknowledges that the Trust may, in response to regulations or recommendations issued by the Securities and Exchange Commission or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make every effort to respond to the Trust's reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies or to be provided to shareholders of the Trust.

10.  Status of Portfolio Manager.
     ---------------------------
The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

--------------------------------------------------------------------------------
                                              The International Equity Portfolio

                           Preliminary Proxy Materials


11.  Counterparts and Notice.
     -----------------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

                       Mr. Donald E. Callaghan, President
                           The Hirtle Callaghan Trust
                         100 Four Falls Corporate Center
                        West Conshohocken, PA 19428-7425

If to Portfolio Manager:

                         Capital Guardian Trust Company
                              333 South Hope Street
                              Los Angeles, CA 90025

                              Attention: Treasurer

12.  Miscellaneous.
     --------------
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the state of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of The International Equity Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:                                 Capital Guardian Trust Company
                                        By:
--------------------------------           ----------------------------

                                        The Hirtle Callaghan Trust
ATTEST:
                                        By:
--------------------------------           ----------------------------

--------------------------------------------------------------------------------
                                              The International Equity Portfolio

                                                                      Schedule A

                                  COMPENSATION

Performance Based Compensation. The parties acknowledge and agree that the Trust has retained the Portfolio Manager to provide a continuous program of investment management for a portion of the assets of The International Equity Portfolio of the Trust ("Cap Guardian Account") pursuant to the Agreement and that the Trust desires to compensate the Portfolio Manager for its services based, in part, on the performance achieved by the Portfolio Manager for the Account, in accordance with the fee arrangement set forth below.

INITIAL PERIOD. Portfolio Manager shall be entitled to receive a fee of would be adjusted to reflect the performance of the Account only after the Performance Fee Arrangement has been in effect for 12 months ("Initial Period") following the date ("Effective Date") of this Agreement. For purposes of this Agreement, the Initial Period shall begin on the first business day of the month following such Effective Date.

For each of the first three quarters of the Initial Period, Portfolio Manager shall receive 12.5% of its Base Fee (i.e. 10% of the average net assets of the Cap Guardian Account or 10 basis points). For the fourth quarter of the Initial Period, Portfolio Manager shall receive a fee equal to .10% of the average net assets of the Cap Guardian Account plus or minus a Performance Component multiplied by the average net assets of the Cap Guardian Account for the Initial Period. The Performance Component shall be calculated by (a) computing the difference between (i) the total return of the Cap Guardian Account without regard to expenses incurred in the operation of the Cap Guardian Account ("Gross Total Return") during the Initial Period, and (ii) the return of the EAFE Index ("Index Return") during the Initial Period plus 40 basis points; and (b) multiplying the resulting factor by 12.5%.

SUBSEQUENT QUARTERLY PERIODS. For each quarter following the fourth quarter of the Initial Period, Portfolio Manager will receive a quarterly fee of 10 basis points plus or minus 12.5% of the Performance Component (calculated in the same manner as set forth with respect to the Initial Period and set forth above) multiplied by the average net assets of the Cap Guardian Account for the immediately preceding 12 month period, on a "rolling basis." This means that, at each quarterly fee calculation, the Gross Total Return of the Cap Guardian Account, the Index Return and the average net assets of the Cap Guardian Account for the most recent quarter will be substituted for the corresponding values of the earliest quarter included in the prior fee calculation.

MAXIMUM PERFORMANCE ADJUSTED FEE. Notwithstanding the formula set forth above, the maximum fee to which Portfolio Manager shall be entitled with respect to any 12 month period shall be .60% of the average net assets of the Cap Guardian Account (or 60 basis points). The maximum fee to which Portfolio Manager shall be entitled with respect to any quarter (other than the fourth quarter of the Initial Period) shall be .15% of the average net assets of the Cap Guardian Account (or 15 basis points). Due to the performance hurdle noted above, this maximum fee level would be attained only to the extent that the Cap Guardian Account outperforms the Index by a factor of at least 200 basis points.

MINIMUM CONTRACTUAL FEE. The minimum fee payable to Portfolio Manager for any twelve month period shall be 20% of the average net assets of the CapGuardian Account or 20 basis points. This minimum fee would obtain, however, only in the event that the Cap Guardian Account underperforms the EAFE Index by a factor of at least 120 basis points.

     RECOUPMENT FEATURE. The Performance Fee Arrangement provides for a "recoupment feature" with respect to the Initial Period. If the aggregate of the payments to Portfolio Manager made with respect to the first four quarters following the Effective Date exceed the Performance Adjusted Fee to which Portfolio Manager would be entitled with respect to the Initial Period, advisory fees payable to Portfolio Manager with respect to each succeeding quarter will be reduced until the difference between the aggregate quarterly fees received by Portfolio Manager with respect to the Initial Period and such Performance Adjusted Fee is fully recouped by the Cap Guardian Account. In accordance with the Minimum Contractual Fee provision noted above, however, no quarterly payment to CapGuardian will be less than .05% (or 5 basis points). Portfolio Manager could, therefore, not be entitled to receive any advisory fee payment following the Initial Period, depending on the performance actually achieved by the Cap Guardian Account during such period.

SUSPENSION OF PERFORMANCE BASED COMPENSATION. The parties acknowledge and agreement that the performance adjustments contemplated above will be suspended after such date, if any, on which Portfolio Manager (or the separately identified division of Portfolio Manager's that provides the services contemplated under this Agreement) is required to be registered under the Investment Advisers Act of 1940 and is subject to Section 205 thereof, unless and until Portfolio Manager (or such division) obtains an order ("Exemptive Order") or other relief appropriate relief from the Securities and Exchange Commission permitting Portfolio Manager to receive performance fee adjustments calculated in the manner contemplated by this fulcrum fee arrangement. In the event that performance adjustments are suspended, Portfolio Manager will receive an annual fee, calculated daily and payable quarterly, of .40% of the assets in the Account, until such time as the Exemptive Order or other relief is obtained.

Expenses; Effectiveness. Portfolio Manager shall pay all expenses incurred by it in the performance of its duties under the Agreement and shall not be required to pay any other expenses of the Trust, including but not limited to brokerage and transactions costs incurred by the Trust. In the event of termination of this Agreement, all compensation due to the Portfolio Manager through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.


CAPITAL GUARDIAN TRUST COMPANY          THE HIRTLE CALLAGHAN TRUST
                                        ON BEHALF OF THE INTERNATIONAL
                                        EQUITY PORTFOLIO

BY:                                     BY:
   -------------------------------          ---------------------------

DATE:                                   DATE:
     -----------------------------            -------------------------

--------------------------------------------------------------------------------
                                              The International Equity Portfolio

                                      PROXY

                       The International Equity Portfolio
                          of The Hirtle Callaghan Trust
                         Special Meeting of Shareholders
                                 July ____, 2000

           This Proxy is Solicited on Behalf of the Board of Trustees
           ----------------------------------------------------------

The undersigned appoints, Donald E. Callaghan and Robert J. Zion, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of The Hirtle Callaghan Trust (the "Trust") representing interests in the Trust's International Equity Portfolio at the offices of Hirtle, Callaghan & Co., Inc., 100 Four Falls Corporate Center, West Conshohocken, PA 19428-2970 on July ____, 2000, at 10 a.m. and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked below, this proxy is given WITH authority to vote FOR the proposals noted below. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting. The Board of Trustees recommends that you vote "FOR" the proposal below.

(1) To approve the engagement of Capital Guardian Trust Company ("CapGuardian") to provide portfolio management services to the International Portfolio pursuant to a portfolio management agreement between the Trust and CapGuardian, which agreement provides for the payment to CapGuardian of performance based compensation under certain circumstances.

               FOR            AGAINST             ABSTAIN
               ---            -------             -------
               / /              / /                 / /

IMPORTANT: WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Dated: ________________, 2000

                                        ----------------------------------------

-------------------------------------    The International Equity Portfolio
Signature and Title

-------------------------------------
Signature, if held jointly
                                             ------------------ shares
--------------------------------------------------------------------------------

Sign, Date and Return the Proxy
Promptly Using the Enclosed
Envelope to:                      BISYS FUND SERVICES, ATTN: PAIGE C. HODGIN,
                                  3435 STELZER ROAD, COLUMBUS, OHIO 43219